REVLON CONSUMER PRODUCTS CORPORATION AND SUBSIDIARIES

Execution Version

Exhibit 10.1

THIRD SUPPLEMENTAL INDENTURE
THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of January 14, 2015, among Realistic Roux Professional Products Inc. (the “Guaranteeing Subsidiary”), a subsidiary of Revlon Consumer Products Corporation (or its permitted successor), a Delaware corporation (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H
WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of February 8, 2013 (as supplemented from time to time, the “Indenture”), providing for the issuance of 5.75% Senior Notes due 2021 (together, the “Notes”);
WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Note Obligations on the terms and conditions set forth herein (the “Guarantee”); and
WHEREAS, pursuant to Section 9.01(iv) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1.    CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Guarantee and in the Indenture including but not limited to Article 10 thereof.
3.    NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator, stockholder or controlling person of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.
4.    NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.
5.    COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6.    EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
7.    THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.
8.    DESIGNATED SENIOR INDEBTEDNESS. The Guarantee of the Guaranteeing Subsidiary shall be “Designated Senior Indebtedness” for purposes of the Existing Senior Subordinated Loan.
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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.
REALISTIC ROUX PROFESSIONAL PRODUCTS INC.

By:	/s/ Michael T. Sheehan Name: Michael T. Sheehan Title: Vice President and Assistant Secretary

BEAUTYGE U.S.A., INC.
ROUX LABORATORIES, INC.
ART & SCIENCE, LTD.
BEAUTYGE BRANDS USA, INC.
CREATIVE NAIL DESIGN, INC.
ROUX PROPERTIES JACKSONVILLE, LLC

By:	/s/ Jack Carrothers Name: Jack Carrothers Title: Senior Corporate Counsel and Secretary

Signature Page to the Supplemental Indenture

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Michael T. Sheehan Name: Michael T. Sheehan
Title: Senior Vice President, Deputy General Counsel and Secretary

ALMAY, INC.
BARI COSMETICS, LTD.
CHARLES REVSON INC.
NORTH AMERICA REVSALE INC.
OPP PRODUCTS, INC.
PPI TWO CORPORATION
REVLON CONSUMER CORP.
REVLON DEVELOPMENT CORP.
REVLON GOVERNMENT SALES, INC.
REVLON INTERNATIONAL CORPORATION
REVLON REAL ESTATE CORPORATION
RIROS CORPORATION
RIROS GROUP INC.
SINFULCOLORS INC.

By:	/s/ Michael T. Sheehan Name: Michael T. Sheehan
Title: Vice President and Secretary

Signature Page to the Supplemental Indenture

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Joshua Hahn Authorized Signatory

Signature Page to the Supplemental Indenture